                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: March 25, 1998

                          MATRIX CAPITAL CORPORATION
            (Exact name of registrant as specified in its charter)


          Colorado                      0-21231                  84-1233716
 (State or other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                        Identification
                                                                   Number)

                       1380 Lawrence Street, Suite 1410
                            Denver, Colorado  80204
                   (Address of principal executive offices)

                                (303) 595-9898
             (Registrant's telephone number, including area code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

        99.1   Press Release.

        99.2 Agreement and Plan of Merger dated as of March 25, 1998, among Fidelity National Financial, Inc., MCC Merger, Inc. and Matrix Capital Corporation.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MATRIX CAPITAL CORPORATION


Dated: April 8, 1998                        /s/ David W. Kloos
                                            -------------------------------
                                            David W. Kloos
                                            Executive Vice President and
                                            Chief Financial Officer
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                                 EXHIBIT INDEX



        99.1   Press Release.

        99.2 Agreement and Plan of Merger dated as of March 25, 1998, among Fidelity National Financial, Inc., MCC Merger, Inc. and Matrix Capital Corporation.